EXHIBIT 13.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RhythmOne plc (the “Company”) on Form 20-F for the fiscal year ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark Bonney, Chief Executive Officer of the Company, and Ed Reginelli, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 31, 2018

/s/ MARK BONNEY	/s/ ED REGINELLI
Mark Bonney	Ed Reginelli
Chief Executive Officer (Principal Executive Officer)	Chief Financial Officer (Principal Financial Officer)